Exhibit 99.1

FOR IMMEDIATE RELEASE

First Financial Bank Completes Acquisition of Summit Funding Group

CINCINNATI, OH – January 3, 2022 – First Financial Bancorp. (Nasdaq: FFBC) (“First Financial”) announced today that it has completed its previously announced acquisition of Cincinnati-based Summit Funding Group, Inc. (“Summit”), the fourth largest independent equipment financing platform in the United States.

“We are excited about the opportunity to provide our clients with additional services through Summit’s extensive leasing capabilities, and we look forward to the growth potential that is created through this acquisition,” said First Financial President and Chief Executive Officer Archie Brown.

Summit Funding Group originates high-quality equipment leases and operates in all 50 states and in Canada. Summit has developed long-standing relationships with original equipment manufacturers, vendors and end users, resulting in high quality, repeatable origination volumes. Throughout the U.S., Summit is known for its diversified and nimble platform, which allows it to finance a variety of equipment types across various financing structures. Currently, Summit manages a portfolio with aggregate original equipment cost of approximately $1 billion and outstanding balances of approximately $500 million, across over 4,000 leases.

With the transaction complete, Summit now will operate as a subsidiary of First Financial Bank. Current Summit leadership and all associates will continue in their positions, led by Founder and CEO Rick Ross. As a subsidiary, Summit retains the name Summit Funding Group, taking advantage of the company’s exceptional brand recognition within the equipment finance industry, particularly with small-to-medium sized businesses.

First Financial’s financial advisor on the transaction was Lazard, and its legal counsel was Squire Patton Boggs (US) LLP. Keefe, Bruyette & Woods, a Stifel Company, served as financial advisor to Summit, and Taft Stettinius & Hollister LLP served as legal counsel.

Forward-Looking Statements

Certain statements contained in this report that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ''believes,'' ''anticipates,'' "likely," "expected," "estimated," ''intends'' and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and outcomes will differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•	economic, market, liquidity, credit, interest rate, operational and technological risks associated with First Financial’s business;
•	future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses;

•	the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•	Management's ability to effectively execute its business plans;
•	mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•	the possibility that any of the anticipated benefits of First Financial’s acquisitions will not be realized or will not be realized within the expected time period;
•	the effect of changes in accounting policies and practices;
•	changes in consumer spending, borrowing and saving and changes in unemployment;
•	changes in customers' performance and creditworthiness;
•	the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•	current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•	the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•	the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•	the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•	a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•	our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2020, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, First Financial does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.

First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2021, the Company had $16.0 billion in assets, $9.4 billion in loans, $12.7 billion in deposits and $2.2 billion in shareholders' equity. The Company's subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.2 billion in assets under management as of September 30, 2021. The Company operated 139 full service banking centers as of September 30, 2021, primarily in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

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Media Contacts:

Timothy Condron, Corporate Communications Director

Email: media@bankatfirst.com

Peter Osborne

Email: peter.osborne@keypointpr.com

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